UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PEARL HOLDINGS ACQUISITION CORP

(Name of Registrant as Specified in its Certificate of Incorporation)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

We are making this filing to amend the proxy card included in our Proxy Statement filed on November 20, 2023 to reflect the correct Extension Date of December 17, 2024 in the description of Proposal No. 1. Other than this change to the proxy card, the Proxy Statement remains unchanged. The Company encourages any eligible shareholder that has not yet voted their shares or provided voting instructions to their broker or other record holders to do so promptly. Any shareholders who have already voted or submitted a proxy do not need to take any further action unless they wish to change their vote.

Pearl Holdings Acquisition Corp

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON DECEMBER 8, 2023.

P R O X Y C A R D

You are cordially invited to attend the Extraordinary General Meeting of Pearl Holdings Acquisition Corp, a Cayman Islands exempted company (the "Company," "Pearl," "we," "us" or "our"), to be held on December 8, 2023 at 11:00 a.m., Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed (the "Extraordinary General Meeting"). The Extraordinary General Meeting will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 1000 Louisiana Street, Suite 6800 Houston, TX 77002 and via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/pearlhac/ext2023. To enter the Extraordinary General Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 8, 2023. The accompanying proxy statement is dated November 20, 2023, and is first being mailed to shareholders of the Company on or about November 24, 2023.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

Please mark vote as indicated in this example X

Proposal	FOR	AGAINST	ABSTAIN
Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company's Amended and Restated Memorandum and Articles of Association (the "Charter") as set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, as further described in the Charter, (an initial "Business Combination") or (ii) cease its operations except for the purpose of winding up if it fails to complete such Business Combination and (iii) redeem all of the Class A Shares, par value $0.0001 per share, of the Company ("Pearl Class A Shares"), included as part of the units sold in the Company's initial public offering that was consummated on December 17, 2021 (the "IPO"), from December 17, 2023 (such date, the "Original Expiration Date"), to December 17, 2024 (the "Extension," such period, the "Extension Period" and such end date, the "Extended Date");	☐	☐	☐
Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Company's Charter as set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company's net tangible assets to be less than US$5,000,001 following such redemptions (the "Redemption Limitation") in order to allow the Company to redeem public shares irrespective of whether such redemptions would breach the Redemption Limitation (the "Redemption Limitation Amendment" and such proposal, the "Redemption Limitation Amendment Proposal");	☐	☐	☐
Proposal No. 3 — The Liquidation Amendment Proposal — as a special resolution, to amend the Company's Charter as set forth in Annex A of the accompanying proxy statement to permit the Board, in its sole discretion, to elect to cease all operations on an earlier date (the "Liquidation Amendment" and such proposal, the "Liquidation Amendment Proposal" and, collectively with the Extension Proposal and the Redemption Limitation Amendment Proposal, the "Charter Amendment Proposals");	☐	☐	☐
Proposal No. 4 — The Trust Amendment Proposal — a proposal to amend the Company's investment management trust agreement, dated as of December 14, 2021, by and between Continental Stock Transfer & Trust Company ("Continental") and the Company (the "Trust Agreement") pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement to extend the date by which the Company would be required to consummate our initial Business Combination from the Original Expiration Date, to the Extended Date, or such earlier date as determined by the Board in its sole discretion (the "Trust Amendment" and such proposal, the "Trust Amendment Proposal"); and	☐	☐	☐
Proposal No. 5 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Charter Amendment Proposals or the Trust Amendment Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the Charter Amendment Proposals or the Trust Amendment Proposal or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the "Adjournment Proposal").	☐	☐	☐

Dated: ______________________________, 2023

____
Signature

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(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.